UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  (Date of earliest event reported) August 28, 2017

OLD REPUBLIC INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-10607	36-2678171
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

307 North Michigan Avenue, Chicago, Illinois 60601
(Address of principal executive offices) (Zip Code)

(312) 346-8100
(Registrant’s telephone number, including area code)

N /A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.

Old Republic International Corporation (the “Company” or “ORI”) here by reports the execution of an extension of benefits afforded by the Company’s existing shareholders rights plan, original dated as of June 26, 1997 and most recently dated June 26, 2007 (the “Existing Agreement”), by amending and restating its existing provisions in an Amended and Restated Rights Agreement dated as of June 26, 2017 (the “Amended Agreement”). The intention to extend this agreement was reported earlier this year in an 8-K filing dated February 27, 2017. The Amended Agreement, which is materially the same as the Existing Agreement, is intended to deter coercive or abusive tender offers and market accumulations. The Amended Agreement encourages an acquirer to negotiate with the Company’s Board of Directors and enhances the Board’s ability to act in the best interest of all the Company’s shareholders.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Agreement, a copy of which has been filed as Exhibit 4.1 to the Company’s Amendment No. 4 on Form 8-A/A-4 filed with the Securities and Exchange Commission on August 28, 2017 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

*99.1 Amended and Restated Rights Agreement between the Company and Wells Fargo Bank N.A. , dated as of June 26, 2017 including as Exhibit A thereto, the Certificate of Designations of Series A Junior Preferred Stock of Old Republic International Corporation, and as Exhibit B thereto, the amended and restated Form of Right Certificate. (As filed as Exhibit 4.1 to the Registrant’s Form 8-A/A-4 filed August 28, 2017.)

* Exhibit incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OLD REPUBLIC INTERNATIONAL CORPORATION
Registrant

Date: August 28, 2017	By: /s/ John R. Heitkamp, Jr.
John R. Heitkamp, Jr.
Senior Vice President,
Secretary and General Counsel

INDEX TO EXHIBITS
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Exhibits

*99.1    Amended and Restated Rights Agreement between the Company and Wells Fargo Bank N.A. , dated as of June 26, 2017 including as Exhibit A thereto, the Certificate of Designations of Series A Junior Preferred Stock of Old Republic International Corporation, and as Exhibit B thereto, the amended and restated Form of Right Certificate. (As filed as Exhibit 4.1 to the Registrant’s Form 8-A/A-4 filed August 28, 2017.)

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